EXHIBIT 23(c)(1)


               TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE
                  ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                 CLASS AAA COMMON SHARES OF BENEFICIAL INTEREST



                      THE GABELLI BLUE CHIP VALUE FUND

               FORMED UNDER THE LAWS OF THE STATE OF DELAWARE
         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS
                          AND NEW YORK, NEW YORK

CUSIP [                    ]
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT




is the owner of

FULLY PAID AND NON-ASSESSABLE CLASS AAA COMMON SHARES OF BENEFICIAL INTEREST OF

                      THE GABELLI BLUE CHIP VALUE FUND

transferable on the books of the Trust by the holder hereto in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Agreement and Declaration of the Trust and the By-Laws of the Trust, and all amendments thereof, copies of which are on file at the principal office of the Trust and with the Transfer Agent.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

DATED:

Countersigned and Registered:
  STATE STREET BANK AND TRUST COMPANY
(BOSTON, MASSACHUSETTS.)                                 Chairman of the Board



                  TRANSFER AGENT
                  AND REGISTRAR
BY

               AUTHORIZED SIGNATURE                Secretary

               AUTHORIZED SIGNATURE                President



                     THE GABELLI BLUE CHIP VALUE FUND.

            A full statement of the designations and any preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the common shares of beneficial interest which the Trust is authorized to issues, and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set and the authority of the Board of Trustees to set the relative nights and preferences of subsequent series will be furnished by the Trust and any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

            The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  - as tenants in common             UNIF GIFT MIN ACT___________ Custodian___________
                                                               (Cust)               (Minor)
TEN ENT  - as tenants by the entireties     under Uniform Gifts to Minors

JT TEN   - as joint tenants with right      Act______________________________________________
           of survivorship and not as                            (State)
           tenants in common



     Additional abbreviations may also be used though not in the above list.

For value Received, _________________ hereby sells, assigns and transfers unto

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________Shares
of the Common Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________ ______________________________________________________________________Attorney
to transfer the said Shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated ___________________



                                             __________________________________





                                                            EXHIBIT 23(c)(2)


               TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE
                  ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                  CLASS A COMMON SHARES OF BENEFICIAL INTEREST



                      THE GABELLI BLUE CHIP VALUE FUND

               FORMED UNDER THE LAWS OF THE STATE OF DELAWARE
         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS
                           AND NEW YORK, NEW YORK

CUSIP [                    ]
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT




is the owner of

 FULLY PAID AND NON-ASSESSABLE CLASS A COMMON SHARES OF BENEFICIAL INTEREST OF

                      THE GABELLI BLUE CHIP VALUE FUND

transferable on the books of the Trust by the holder hereto in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Agreement and Declaration of the Trust and the By-Laws of the Trust, and all amendments thereof, copies of which are on file at the principal office of the Trust and with the Transfer Agent.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

DATED:

Countersigned and Registered:
  STATE STREET BANK AND TRUST COMPANY
(BOSTON, MASSACHUSETTS.)                                 Chairman of the Board



                  TRANSFER AGENT
                  AND REGISTRAR
BY

               AUTHORIZED SIGNATURE                Secretary

               AUTHORIZED SIGNATURE                President




                     THE GABELLI BLUE CHIP VALUE FUND.

            A full statement of the designations and any preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the common shares of beneficial interest which the Trust is authorized to issues, and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set and the authority of the Board of Trustees to set the relative nights and preferences of subsequent series will be furnished by the Trust and any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

            The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  - as tenants in common             UNIF GIFT MIN ACT___________ Custodian___________
                                                               (Cust)               (Minor)
TEN ENT  - as tenants by the entireties     under Uniform Gifts to Minors

JT TEN   - as joint tenants with right      Act______________________________________________
           of survivorship and not as                            (State)
           tenants in common



     Additional abbreviations may also be used though not in the above list.

For value Received, _________________ hereby sells, assigns and transfers unto

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________Shares
of the Common Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________ ______________________________________________________________________Attorney
to transfer the said Shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated ___________________



                                             __________________________________






                                                           EXHIBIT 23(c)(3)


             TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE
                 ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                 CLASS B COMMON SHARES OF BENEFICIAL INTEREST



                      THE GABELLI BLUE CHIP VALUE FUND

               FORMED UNDER THE LAWS OF THE STATE OF DELAWARE
       THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS AND
                            NEW YORK, NEW YORK

 CUSIP [                    ]
 SEE REVERSE FOR CERTAIN DEFINITIONS

 THIS CERTIFIES THAT




 is the owner of

   FULLY PAID AND NON-ASSESSABLE CLASS B COMMON SHARES OF BENEFICIAL
                                INTEREST OF

                      THE GABELLI BLUE CHIP VALUE FUND

 transferable on the books of the Trust by the holder hereto in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Agreement and Declaration of the Trust and the By-Laws of the Trust, and all amendments thereof, copies of which are on file at the principal office of the Trust and with the Transfer Agent.

 This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

 Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

 DATED:

 Countersigned and Registered:
   STATE STREET BANK AND TRUST COMPANY
   (BOSTON, MASSACHUSETTS.)                      Chairman of the Board



                TRANSFER AGENT
                AND REGISTRAR
 BY

              AUTHORIZED SIGNATURE               Secretary

              AUTHORIZED SIGNATURE               President


                     THE GABELLI BLUE CHIP VALUE FUND.

           A full statement of the designations and any preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the common shares of beneficial interest which the Trust is authorized to issues, and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set and the authority of the Board of Trustees to set the relative nights and preferences of subsequent series will be furnished by the Trust and any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

           The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

 TEN COM - as tenants in common     UNIF GIFT MIN ACT________ Custodian________
                                                      (Cust)            (Minor)
 TEN ENT - as tenants by the        under Uniform Gifts to Minors
           entireties
                                    Act _______________________________________
                                                      (State)
 JT TEN  - as joint tenants with
           right  of survivorship
           and not as tenants in
           common

  Additional abbreviations may also be used though not in the above list.

      For value Received, ______________________ hereby sells, assigns and transfers unto

 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

 ___________________________________________________________________________

 PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

 ___________________________________________________________________________

 ___________________________________________________________________________

 ___________________________________________________________________________

 _____________________________________________________________________Shares
 of the Common Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________ _________________________________________________________________ Attorney
 to transfer the said Shares on the books of the within-named Trust, with full power of substitution in the premises.

 Dated ___________________

                                             ______________________________


                                                               EXHIBIT 23(c)(4)


               TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE
                  ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                  CLASS C COMMON SHARES OF BENEFICIAL INTEREST



                      THE GABELLI BLUE CHIP VALUE FUND

               FORMED UNDER THE LAWS OF THE STATE OF DELAWARE
         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS
                          AND NEW YORK, NEW YORK

CUSIP [                    ]
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT




is the owner of

 FULLY PAID AND NON-ASSESSABLE CLASS C COMMON SHARES OF BENEFICIAL INTEREST OF

                      THE GABELLI BLUE CHIP VALUE FUND

transferable on the books of the Trust by the holder hereto in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Agreement and Declaration of the Trust and the By-Laws of the Trust, and all amendments thereof, copies of which are on file at the principal office of the Trust and with the Transfer Agent.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

DATED:

Countersigned and Registered:
  STATE STREET BANK AND TRUST COMPANY
(BOSTON, MASSACHUSETTS.)                                 Chairman of the Board



                  TRANSFER AGENT
                  AND REGISTRAR
BY

               AUTHORIZED SIGNATURE                Secretary

               AUTHORIZED SIGNATURE                President




                     THE GABELLI BLUE CHIP VALUE FUND.

            A full statement of the designations and any preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the common shares of beneficial interest which the Trust is authorized to issues, and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set and the authority of the Board of Trustees to set the relative nights and preferences of subsequent series will be furnished by the Trust and any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

            The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  - as tenants in common             UNIF GIFT MIN ACT___________ Custodian___________
                                                               (Cust)               (Minor)
TEN ENT  - as tenants by the entireties     under Uniform Gifts to Minors

JT TEN   - as joint tenants with right      Act______________________________________________
           of survivorship and not as                            (State)
           tenants in common


     Additional abbreviations may also be used though not in the above list.

For value Received, _________________ hereby sells, assigns and transfers unto

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________Shares
of the Common Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________ ______________________________________________________________________Attorney
to transfer the said Shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated ___________________



                                             __________________________________